Exhibit 99.1
SECOND QUARTER 2006 INVESTOR PRESENTATION Copyright (c) 2006 Quovadx, Inc. All rights reserved.

Forward-Looking Statements Certain forward-looking statements are included in this presentation, including statements relating to goals and future business opportunities. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements reflect Quovadx management's expectations regarding future events and operating performance as of March 31, 2006. Investors are cautioned that all forward-looking statements in this presentation involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Factors that may affect future results and limit the Company's ability to accelerate revenue growth and deliver sustainable growth in revenue, cash and profits include: the ability of Quovadx's business divisions to execute growth strategies; increased market competition; market acceptance of and demand for existing products; market acceptance and demand for new solutions in the process of being introduced, including Rogue Wave(r) Hydra, CareScience(tm) Standards of Care and ISD's Intelligent Health Broker and related interoperability solutions; technology adoption within the healthcare sector; the speed at which communities adopt and fund electronic health and medical records, computerized physician order entry systems, national provider ID initiatives and community-based health information exchange initiatives; the speed at which healthcare providers, payers and communities adopt and fund pay-for-performance initiatives; the rate at which software developers move away from C++ applications in favor of Java or other program- language applications; the Company's ability to successfully execute marketing plans and programs; the Company's success in maintaining and expanding current relationships, winning new customers and growing internationally; the Company's success with its partnership and channel-sales marketing strategy; the Company's ability to hit the market window for new technologies and solutions; the full impact of the pending SEC investigation and class action litigation; the Company's ability to manage and mitigate the liability it faces under privacy and security laws, regulations and contract requirements; and other risks described in the Company's annual and quarterly filings with the SEC, copies of which are available without charge from the Company. These filings are also available electronically through a link from the Quovadx Investor Relations Web page or from the SEC Web site at www.sec.gov under "Quovadx, Inc." If any of the events described in those filings were to occur, either alone or in combination, it is likely that the Company's ability to reach the results described in the forward-looking statements could be impaired and the Company's stock price could be adversely affected. Quovadx does not undertake any obligation to update or correct any forward-looking statements included in this presentation to reflect events or circumstances occurring after the date of this presentation. CARESCIENCE and QUOVADX are trademarks, and CLOVERLEAF, INSURENET, ROGUE WAVE, SOURCEPRO and STINGRAY are registered trademarks, of Quovadx, Inc. All other company and product names mentioned may be trademarks of the companies with which they are associated.

Quovadx, Inc. (NASDAQ:QVDX) Past, present and future.... Past: 2004 - Restatement of historical financial results, management change, SEC investigations & shareholder lawsuits May 2004 - $10.4M in cash 2005 - New management met turnaround objectives Present (At March 31, 2006): Public company providing software and services primarily to healthcare, financial services, telecomm and government Seasoned management team Three business divisions in growing markets (Healthcare IT and SOA), with leading market positions in their respective markets Blue-chip customer base with top names in healthcare, financial services, telecommunications and other Solid balance sheet with ~$33MM in cash* and no debt Progress against resolution of legacy shareholder lawsuits New initiatives to accelerate top line growth Future: Investment in/execution against focused growth initiatives Driving to sustainable growth in revenue, cash and profits in mid-2007 *excludes legal settlement accruals and $3MM April 2006 legal settlement expense

Quovadx: Financial Snapshot 2004 2005 1Q 2006 82.8 83.1 20.4 2004 2005 1Q 2006 -17 -2.9 -0.4 2004 2005 1Q 2006* -4.4 8.2 -5.4 * 1Q 2006 includes $6.9MM of legal settlement accruals and $0.5MM of FAS 123(R) expense 2004 2005 1Q 2006 -4.2 10.6 2.5 2004 excludes $7.2MM of asset impairments. 1Q 06 excludes $6.9MM of legal settlement accruals and $0.5MM of FAS 123(R)expense

2006-2008 Plan Objectives* Accelerate revenue growth 5% to 10% in 2006, growing to 15% to 20% in 2008 Continue to improve gross margins 65% to 68% by end of 2008 Deliver sustainable growth in cash and profits, beginning mid- 2007 Net loss of $0.14 - $0.20 in 2006 (including $0.05 - $0.06 of SFAS 123(R) stock compensation expense) Return to profitability in mid-2007 2006 plans include increased investment in R&D, sales and marketing to take advantage of our market window and position QVDX to deliver sustainable, profitable growth * Plan objectives announced March 7, 2006; not to be interpreted as projections of performance or as giving or reaffirming guidance. Objectives exclude any/all legal settlement expense associated with shareholder lawsuits.

Three divisions - all enabling critical data-driven processes We... ....Integrate... ....Analyze... ....Perform... LEADER in reusable high-performance software components LEADER in global healthcare integration solutions LEADER in care mgt solutions to hospitals and health systems Our Vision To be a trusted leader in enabling and transforming critical data-driven processes to improve lives, advance business and deliver long-term performance to our valued customers and their constituents.

Revenue Breakout by Market Healthcare Financial Services Telecom Other 0.65 0.2 0.1 0.05 MSGraph.Chart.8 MSGraph.Chart.8 MSGraph.Chart.8

Markets are moving in our direction, in healthcare... Annual U.S. healthcare costs now total $1.9 trillion dollars, or nearly 16% of the GDP U.S. ranks below other industrialized nations in quality of care Congress has introduced more than thirty bills to promote Healthcare IT, with >$5 billion to be authorized to support: "Codifying" - authorizing in law - the Office of the National Coordinator for Health Information Technology (ONCHIT) Promoting data standards to foster interoperability and data sharing across communities Authorizing "seed" money for grants and loans to promote adoption of HCIT and create a National Health Information Network (NHIN) Linking pay to performance through measurement and reporting of clinical outcomes Money is now being spent - both here and abroad - at every level - to accelerate HCIT adoption Federal, state and local governments Non-profit foundations For profit businesses Datamonitor predicts healthcare IT spending will grow to $39.5 billion by 2008* *(Source: Technology Opportunities in the North American Healthcare Market as reported in HIMSS RHIO Connection, February 2006)

....and in software development Service-oriented architecture (SOA) is emerging as the architecture of choice for Fortune 1000* XML-crisis is reaching critical proportions Inflated size, complexity and volume of transactions resulting in significant performance penalties Rogue Wave top customers agree Processing limitations are preventing them from taking advantage of growth and new business opportunities Newly announced Rogue Wave(r) HYDRA for SOA application performance and scalability New "Pipeline" approach addresses problems of speed, throughput and volume Rogue Wave Software is positioned to help targeted companies achieve dramatic performance improvements in critical software applications *(Source: Enthusiasm, caution guide SOA adoption, By Nitin Bharti, News Editor, 13 Apr 2005 | SearchWebServices.com)

Integration Solutions Division Integrate 2004 2005 Revenue 40.7 39.3 Past: Cloverleaf(r) Integration Suite to connect disparate systems within the four walls of a hospital Low-margin, fixed price service contracts Present: Leading market position, with 33% share of hospitals and 40% share of IDNs in the U.S. Strong market position in Canada, U.K., The Netherlands and Germany 30+ selling partners here and abroad, including McKesson, GE Involved in NHIN demonstration project Future: Expected loss of MUSC contract New web-services enabled solutions to address growing market for interoperability outside the four walls of the hospital Focus on expanding indirect channels 2004 2005 Revenue -12.6 3.5

Integration Solutions Division

Clinical, Financial and Governmental Interoperability Solutions:

- **Cloverleaf® Integration Suite** - application level integration
- **Intelligent Health Broker** - web-services enabled integration
- **Cash Accelerator** – payer to provider connectivity with EDI data exchange
- **Identity Services Suite** – leverages Initiate Identity Hub™ to enable EMPI, NPI

Addressable Market:

- **U.S. Health Care Providers**
  - ✓ 5,759 registered hospitals*
  - ✓ >120,000 physician office practices**
  - ✓ Labs, pharmacies, clinics & other healthcare constituents
- **U.S. Health Care Plans, Payers**
  - ✓ health plans
  - ✓ insurance carriers
  - ✓ managed care organizations
- **U.S. Healthcare Communities**
  - ✓ hundreds of RHIOs in the US alone***
- **International Health Care Markets/Communities**

Go-to-Market Strategy:

- Direct sales in the U.S. and Canada
- Indirect U.S. partners targeting physician's offices, payers, pharmacies and other interoperability opportunities
- International partners in Canada, UK, Europe, Asia and the Middle East

Principle Competitors:

- SeeBeyond (acquired by SUNW in 2005)
- Orion

* (Source: AHA Hospital Statistics, 2006 edition
** (Source: U.S. Census 2002)
*** (Source: HIMSS)

11

ISD Growth Initiatives Growth Drivers Growing demand for interoperability solutions, both here and abroad Strong incumbent position in hospitals, IDNs NHIN demonstration project HIPAA regulations requiring National Provider ID Growth Strategies Promote IHB, Clinical and Financial Interoperability Solutions Enhance Cloverleaf(r) suite to support XML, international and other standards, including SOA Expand domestic sales channels Expand International sales channels

QUOVADX

CareScience Division
Analyze

Past:

- Quality Manager and Core Measures solutions to help hospitals with quality management and reporting

Present:

- Quality Manager: ~ 200 hospitals, or 10% share of hospitals and 12% share of IDNs
- Core Measures: ~100 hospitals
- Direct sales to U.S. Hospitals
- New VP of sales & evolving sales strategy
- New CareScience™ Standards of Care single-source reporting tool

Future:

- Exploring strategic U.S. partnerships/indirect channels
- Future Care Manager solution for real-time risk identification and intervention



Revenue ($MM)
$20.0
$10.0
$0.0
$13.9
$15.4
2004
2005



Net Loss from Continuing Operations ($MM)
$0.0
($1.0)
($2.0)
($1.2)
($0.03)
2004
2005

13

CareScience Division Addressable Market: Market size: By 2008, annual U.S. hospital spending on health care IT is expected to reach $15 billion* Target: hospitals and healthcare organizations with sufficient size and volume 1,900 U.S.-based facilities (10% share to date) 260 integrated delivery networks (12% share to date) Go-to-Market Strategy Direct sales in the U.S. Exploring strategic relationships Principle Competitors: Premier, Inc. Solucient MedAI Products/Solutions: Core Measures - data extraction and reporting for JCHAO, CMS Quality Manager - data extraction/analytics to improve hospital performance Standards of Care - single-source reporting for multiple performance measures Professional Services - to support performance improvement and reporting * (Source: The Costs of Caring: Sources of Growth in Spending for Hospital Care, Copyright (c) 2005 by the American Hospital Association.

CareScience Growth Initiatives Growth Drivers Pay for performance (P4P) Patient safety Consumer-oriented healthcare Expanding external reporting requirements Growth Strategies Promote CareScience(tm) Standards of Care Invest in additional product development (real-time identification and management of high-risk patients) Strengthen sales and marketing organization Expand and market professional services Explore value-added strategic relationships

Rogue Wave Software Division Perform 2004 2005 Revenue 28.2 28.4 Past: SourcePro(r) C++ development tools >$57MM in annual revenue in 2001 Direct sales in U.S. and abroad Present: C++ market declining Top Wall Street, Telco customers and >300,000 C++ developer seats SOA market accelerating Future: New Rogue Wave(r) Hydra SOA development tools launched 1Q 2006 POCs underway Initial partners signed Newly announced component strategy provides access to Java market 2004 2005 Revenue 7.7 9.4

Rogue Wave Software Division

Products/Solutions:

- **SourcePro® C++** - Enterprise C++ development
- **Stingray®** - GUI development
- **HostAccess®** - Terminal emulation
- **LEIF** – C++ web services
- **Rogue Wave ® Hydra** – Distributed SOA framework

Addressable Market:

- **Market size:** SOA the architecture of choice for Fortune 1000
  - ✓ $43B+ market projected by 2010*
- **Target:** High-performance, high-volume applications
  - ✓ 35,000 companies will have this problem by 2008 (Zapthink)
  - ✓ Rogue Wave has >500 existing C++ customers in target market
  - ✓ Component strategy provides access to growing Java developer market

Go-to-Market Strategy

- Direct sales in the U.S. and abroad
- Building indirect channels via strategic relationships with Systems Integrators and ISVs

Principle Competitors:

- BEA
- IBM
- Tibco
- Iona

*(Source: Zapthink Service Orientation Market Trends Report. Predicting the Future of XML & Web Services. Posted January 2004)

17

Rogue Wave Software Growth Initiatives Growth Drivers Growing demand for SOA Strong incumbent position with professional developers High performance requirements of current and prospective customers Growth Strategies Leverage customer base for expanded professional service offerings Focus on high performance niche of SOA market Leverage Rogue Wave(r) Hydra Convert POCs and pipeline to sales Expand strategic ISV and SI partnerships Develop and sell add-on components Leverage synergies with other Quovadx divisions

High Performance Software Clinical & Financial Interoperability Solutions Care Management Solutions Quality, Safety & Continuous Performance Improvement Data Access & Transaction Flow App. Development Healthcare Clinical & Analytical Expertise Healthcare Integration Expertise Application Performance Expertise We expect to leverage synergies as we go forward

QVDX 1Q 2006 Financial Highlights Revenue Total revenue of $20.4, down six percent sequentially and two percent Y/Y. Key drivers include: ISD: Seasonally strong 4Q sales, closing of low-margin legacy contracts in 2005 CareScience: decline in recurring revenue due to bonus pay-outs in Q1 2005 Rogue Wave: Declining SourcePro(r) revenues in advance of expected contributions from Rogue Wave(r) Hydra Operating income ISD: $379K vs. $627K in '05 due to increased investment in sales and marketing to support growth initiatives CareScience: $579K vs. ($50K)in 1Q '05 Rogue Wave: $2.2MM, in line with $2.2MM in 1Q '05 QVDX net loss of $7.8MM or $0.19 per share includes $0.17 of legal settlement accruals and $0.01 of SFAS 123R expense Excluding these cost, 1Q net loss was $0.4MM or $0.01 per share, versus a loss of $1.6MM or $0.04 in Q1 '05 Positive cash from operations for eight consecutive quarters $32.9MM cash and no debt* *excludes legal settlement accruals and $3MM April 2006 legal settlement expense

Summary Challenges Grow revenue Successfully execute growth strategies Replace MUSC revenue Build/leverage synergies between divisions Grow cash and profits Increase investment in R&D, sales and marketing to accelerate growth Use internally generated cash Drive to sustainable growth in cash and profits in 2007 and beyond Resolve remaining legacy SEC and litigation issues Going forward, we are focused on accelerating growth and delivering value Strengths Solid track record Gross margins Income from continuing operations Cash Significant market opportunity Healthcare IT SOA Focused growth initiatives Funded from internally generated cash Committed team

Detailed 1Q 2006 Financial Results

Revenue Q1-05 Q2-05 Q3-05 Q4-05 1Q-06 Recurring 10.2 10 9.8 10.2 10.4 Service 3.6 3.4 3 3.1 2.9 License 7 7.1 7.4 8.3 7 1Q 05 1Q 06 Recurring 10.2 10.4 Service 3.6 2.9 License 7 7 $20.8 $20.4 $20.8 $20.5 $20.2 IN MILLIONS IN MILLIONS $21.6 Year over Year $20.4 While 1Q revenue is down, in 2006, the Company launched a number of strategic initiatives to position the Company for future growth.

Gross Margin 2004 2005 1Q 2006 East 0.36 0.56 0.57

Earnings Per Share 2004 2005 1Q 2006 East -0.43 -0.07 -0.01 2004 net loss excludes $0.18 of asset impairments. 1Q 06 net loss excludes $0.17 related to legal settlement accruals and $0.01 related to FAS 123(R) expense.

EBITDA ($MM) 2004 2005 1Q 2006 -4.4 8.2 -5.4 1Q 06 EBITDA includes $6.9MM related to legal settlement accruals and $.05MM related to FAS 123(R) expense; excluding these costs, 1Q 2006 EBITDA is $2.0MM

Cash May 04 Q2 04 Q3-04 Q4-04 Q1-05 Q2-05 Q3-05 Q4-05 Q1-06 Cash 10.4 18 19.5 25.4 27.1 27.7 31.2 32.8 32.9 IN MILLIONS Despite increased investment to support future growth, the Company increased its cash position for the 8th consecutive quarter in Q1.

Balance Sheet Summary We have a strong balance sheet, with no debt

EBITDA Reconciliation

Q&A For additional information: Rebecca Winning, VP Investor Relations 720-554-1346 Rebecca.winning@quovadx.com www.quovadx.com